UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	July 30, 2012

VIASPACE Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Nevada	333-110680	76-0742386
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

131 Bells Ferry Lane, Marietta, Georgia		30066
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	626-768-3360

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

On July 30, 2012, the Board of Directors and Management of the Registrant and Sung Chang executed formal term sheets outlining the mechanism and orderly transfer of Registrant's equity in VIASPACE Green Energy (VGE) to Mr. Chang. In addition, term sheets have also been signed which give VGE the right to commercially develop Giant King Grass in China and Taiwan and give the Registrant the right to commercially develop Giant King Grass in the rest of the world outside China and Taiwan.

Under the term sheets, the Registrant will no longer have any ownership in VGE and the VIASPACE secured debt to Chang will not have to be paid. The term sheets are non-binding other than provisions relating to intercompany transfers, confidentiality and transaction-related expenses. The parties intend to draft, negotiate and finalize definitive documents based on the term sheets.

The details of the term sheet agreements will be announced and made public when the final legal documents have been signed and filed with the Securities and Exchange Commission.

A copy of the Press Release announcing this is attached to this Form 8-K as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

Exhibit No. Description

99.1 Press Release dated July 31, 2012.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIASPACE Inc.

August 2, 2012	By:	Stephen J. Muzi

Name: Stephen J. Muzi
Title: Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

99.1	Press release dated July 31, 2012